UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 29, 2006

033-91432
(Commission File Number)

______________________________

NEW WORLD BRANDS, INC.
(Exact name of registrant as specified in its charter)

            Delaware                                   02-0401674
            (State of Incorporation)                                      (IRS Employer
                                  Identification Number)

340 West Fifth Avenue, Eugene, Oregon 97401
(Address of registrant’s principal executive office)

(541) 683-2892
(Registrant’s telephone number)

Check the appropriate box below in the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240. 14a-12)

❒ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02.  Unregistered Sales of Equity Securities.

Effective December 29, 2006, New World Brands, Inc., a Delaware corporation (the “Company”), entered into an Amended and Restated Stock Subscription and Share Transfer Agreement (the “Subscription Agreement”) with P&S Spirit, LLC, a Nevada limited liability company (“P&S Spirit”), as well as M. David Kamrat and Noah Kamrat (the “Kamrats”), pursuant to which the Company agreed to sell to P&S Spirit, and P&S Spirit agreed to purchase: (i) on the date of closing: (A) 11.160454 shares of Series A Convertible Preferred Stock of the Company, par value $0.01 per share (the “Series A Preferred Stock”), which shares of Series A Preferred Stock are convertible into 33,333,333 shares of the Company’s common stock par value $0.01 per share (“Common Stock”), a price of $268,806.27 per share of Series A Preferred Stock (equivalent to $0.09 per share of Common Stock), for an aggregate purchase price of $3,000,000; and (B) a warrant (the “Warrants”) to purchase an additional 9.300378 shares of Series A Preferred Stock at an exercise price of $268.806.27 per share (equivalent to $0.09 per share of Common Stock); (ii) upon the satisfaction of certain conditions set forth in the Subscription Agreement, an additional 3.720151 shares of Series A Preferred Stock, convertible into 11,111,111 shares of Common Stock, at a price of $268,806.27 per share of Series A Preferred Stock (equivalent to $0.09 per share of Common Stock), for an aggregate purchase price of $1,000,000; and (iii) upon the satisfaction of certain conditions set forth in the Subscription Agreement, an additional 3.720151 shares of Series A Preferred Stock, convertible into 11,111,111 shares of Common Stock, at a price of $268,806.27 per share of Series A Preferred Stock (equivalent to $0.09 per share of Common Stock), or an aggregate purchase price of $1,000,000. Such shares of Series A Preferred Stock and the Warrants are, or will be, issued without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder. A copy of the Subscription Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and a copy of the Warrant is filed as Exhibit 10.5 to this Current Report on Form 8-K.

The principals of P&S Spirit include Dr. Selvin Passen, who is a shareholder of the Company and former director and Chief Executive Officer, and Dr. Jacob Schorr, who is a director of the Company.

In addition, pursuant to the terms of the Subscription Agreement, effective December 29, 2006, the Kamrats agreed to transfer a total of 3,827,655 shares of common stock, par value $0.01 per share (the “Qualmax Common Stock”), of Qualmax, Inc., a Delaware corporation (“Qualmax”), to P&S Spirit. In addition, in consideration of the Kamrats’ agreement to transfer the Qualmax Common Stock to P&S Spirit, the Company agreed to issue Warrants to representing, in the aggregate, the right to purchase 9.300378 shares of Series A Preferred Stock (convertible into 27,777,778 shares of Common Stock), at an exercise price $268.806.27 per share (equivalent to $0.09 per share of Common Stock), which Warrants have the same terms as the Warrants issued to P&S Spirit. Immediately prior to the transactions contemplated by the Subscription Agreement, D. Kamrat owned 6,221,053 shares of Qualmax Common Stock, and N. Kamrat owned a total of 6,328,153 shares of Qualmax Common Stock, and Qualmax, in turn, owned 100 shares of Series A Preferred Stock, each share of Series A Preferred Stock being convertible into 2,986,736 shares of the Company Common Stock, which shares of Series A Preferred Stock represented, immediately prior to the consummation of the transactions contemplated by the Subscription Agreement, approximately 86% of the voting power of the outstanding shares of capital stock of the Company.

M. David Kamrat is Chairman of the Board and Chief Executive Officer of the Company, as well as a director and executive officer of Qualmax. Noah Kamrat is a director of the Company and its President and is also a director and executive officer of Qualmax.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements with Certain Officers

Effective December 31, 2006, Duy Tran resigned as a member of the Company’s board of directors.

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the transactions contemplated by the Subscription Agreement as disclosed under Item 3.02 of this Current Report on Form 8-K, the Company filed a Certificate of Amendment to its Certificate of Designation, Preferences and Rights of Series A Preferred Stock in order to increase the authorized shares of Series A Preferred Stock from 100 to 200 shares in order to allow for the issuance of the Series A Preferred Stock and the Warrants under the Subscription Agreement. A copy of the Certificate of Amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K.

Item 8.01 Other Events

In connection with the transactions contemplated by the Subscription Agreement as disclosed under Item 3.02 of this Current Report on Form 8-K, the Company and P&S Spirit entered into an Amended and Restated Escrow Agreement pursuant to which the Company placed into escrow the shares of Series A Preferred Stock issuable to P&S Spirit under clause (ii) and (iii) in the foregoing paragraph pending satisfaction of the conditions to closing set forth in the Subscription Agreement. A copy of the Amended and Restated Escrow Agreement is filed as Exhibit 10.2 to this Current Report on Form 8-K.

Also in connection with the transactions contemplated by the Subscription Agreement, the Company, the Kamrats, P&S Spirit and certain affiliates of the Kamrats and P&S Spirit entered into an Amended and Restated Lock-Up Agreement, pursuant to which each such party agreed to certain restrictions on transfer on certain shares of capital stock (and securities convertible into share of capital stock) of the Company on the terms set forth therein. A copy of the Amended and Restated Lock-Up Agreement is filed as Exhibit 10.3 to this Current Report on Form 8-K.

Furthermore, in connection with the transactions contemplated by the Subscription Agreement, the Company, Qualmax, P&S Spirit, the Kamrats and various affiliates of such parties entered into an Amended and Restated Voting Agreement whereby the parties thereto agreed to vote their shares of capital stock in favor of certain persons nominated to the board of directors as set forth therein. A copy of the Amended and Restated Voting Agreement is filed as Exhibit 10.4 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No. Description

3.1	Certificate of Amendment to Certificate of Designation, Preferences and Rights of Series A Convertible Preferred Stock

10.1	Amended and Restated Stock Subscription and Share Transfer Agreement, dated as of December 29, 2006, by and among New World Brands, Inc., P&S Spirit, LLC, M. David Kamrat and Noah Kamrat.

10.2	Amended and Restated Escrow Agreement dated as of December 29, 2006 by and among New World Brands, Inc., P&S Spirit, LLC and the Escrow Agent (as defined therein).

10.3	Amended and Restated Lock-Up Agreement dated as of December 29, 2006 by and among New World Brands, Inc., P&S Spirit, LLC, M. David Kamrat, Noah Kamrat and certain other stockholders party thereto.

10.4	Amended and Restated Voting Agreement dated as of December 29, 2006 by and among New World Brands, Inc., P&S Spirit, LLC, M. David Kamrat, Noah Kamrat and certain other stockholders party thereto.

10.5	Form of Warrant Agreement dated as of December 29, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                NEW WORLD BRANDS, INC..

                By: /s/ M. David Kamrat
                  Name: M. David Kamrat
                  Title:   Chairman and Chief Executive Officer

Date: January 8, 2007